EXHIBIT 24

                    DIRECTOR AND OFFICER POWER OF ATTORNEY

                          LANDSING PACIFIC FUND, INC.

                                  (FORM S-3)



KNOW ALL MEN BY THESE PRESENTS: That each person whose name is signed below has made, constituted and appointed, and by this instrument does make, constitute and appoint Martin I. Zankel and Dean Banks, and each of them his true and lawful attorney, with full power of substitution and resubstitution to affix for him and in his name, place and stead, as attorney-in-fact, his signature as a director of Landsing Pacific Fund, Inc., a Maryland corporation (the "Fund"), to Amendment Number 4 to the Fund's Registration Statement on Form S-3 under the Securities Act of 1933 (the "Registration Statement") with respect to shares of Common Stock issued by the Fund (the "Common Stock") and rights to subscribe for shares of Common Stock and to any and all exhibits to the Registration Statement, and to any and all applications and other documents pertaining thereto, giving and granting to each such attorney-in-fact full power and authority to do and perform every act and thing whatsoever necessary to be done, as fully as they might or could do if personally present, and hereby ratifying and confirming all that any such attorney-in-fact or any such substitute shall lawfully do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, this Power of Attorney has been signed at the place and as of the date indicated.

                              Signed at San Francisco, California on
                              February 4, 1994



                             /s/ J. Arthur deBoer
                              -------------------------------
                              J. Arthur deBoer




                              Signed  at San Francisco,  California on
                              February 4, 1994



                              /s/ Frank A. Morrow
                              --------------------------------
                              Frank A. Morrow





                              Signed  at San Francisco,  California on
                              February 4, 1994


                              /s/ Frederick P. Rehmus
                              -----------------------------------
                              Frederick P. Rehmus





                              Signed  at San Francisco,  California on
                              February 4, 1994



                              /s/ Norman H. Scheidt
                              ------------------------------------
                              Norman H. Scheidt




                              Signed  at San Francisco,  California on
                              February 4, 1994



                              /s/ Robert K. McAfee
                              ------------------------------------
                              Robert K. McAfee